Filed Pursuant to Rule 497(a)
File No. 333-231738
Rule 482 AD

OFS Credit Company, Inc. Announces Intention to Commence Rights Offering

CHICAGO, ILLINOIS - July 19, 2019 - OFS Credit Company, Inc. (the “Company”) announced today that it intends to issue non-transferable rights to subscribe for up to 1,254,000 shares of the Company’s common stock (the “Offering”) to its stockholders of record (“Record Date Stockholders”) on July 31, 2019 (the “Record Date”). Record Date Stockholders will receive one non-transferable right for each outstanding share of common stock owned on the Record Date. The rights will entitle the holders to purchase one new share of common stock for every two rights held. The estimated subscription price for the common stock offered in the Offering is expected to be between $16.50 and $17.00 per share. The exact subscription price will be determined after the Record Date by the pricing committee of the Company’s Board of Directors and the Company will then file a prospectus with the exact subscription price and other terms of the Offering.

The rights will be non-transferable and will not be listed for trading on the Nasdaq Capital Market or any other stock exchange. The rights may not be purchased or sold and there will not be any market for trading the rights. The shares of common stock to be issued pursuant to the Offering will be listed for trading on the Nasdaq Capital Market under the symbol “OCCI.” Record Date Stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of the Company’s common stock, if any, which were not subscribed for by other Record Date Stockholders.

Affiliates of OFS Capital Management, LLC, investment adviser to the Company (the “Affiliates”), currently own approximately 13.1% of the Company’s common stock. The Affiliates intend to commit to fully exercise all rights issued to them in connection with the Offering.

The Company plans to use the net proceeds from this Offering to acquire investments in accordance with its investment objectives and strategies and for general working capital purposes.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSEMKT: LTS), has been selected by the Company to act as the dealer manager for the Offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. A registration statement relating to the above-referenced securities, which includes a preliminary prospectus, has been filed with the Securities and Exchange Commission (“SEC”) but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective.

The Offering may be made only by means of a preliminary prospectus, copies of which may be obtained, when available, by writing Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172, or: 1-800-573-2541, or: prospectus@ladenburg.com; copies may also be obtained, when available, by visiting EDGAR on the SEC’s website, at www.sec.gov.

The information in this press release is not complete and may be changed. This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About OFS Credit Company, Inc.

The Company is a non-diversified, closed-end management investment company. The Company’s investment objective is to generate current income, with a secondary objective to generate capital appreciation primarily through investment in collateralized loan obligation equity and debt securities. The Company's investment activities are managed by OFS Capital Management, LLC, an investment adviser registered under the Investment Advisers Act of 19401 and headquartered in Chicago, Illinois, with additional offices in New York and Los Angeles.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the SEC. The Company undertakes no duty to update any forward-looking statements made herein.

INVESTOR RELATIONS:
Steve Altebrando
646-652-8473
saltebrando@ofsmanagement.com
http://www.ofscreditcompany.com

MEDIA RELATIONS:
Bill Mendel
212-397-1030
bill@mendelcommunications.com

1   Registration does not imply a certain level of skill or training